Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of CNL Hotels & Resorts, Inc. (the “Company”) on Form 10-Q/A for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2005 and December 31, 2004 and its results of operations for the quarters ended March 31, 2005 and 2004.

/s/ C. Brian Strickland
Date: May 19, 2005	Name: C. Brian Strickland
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)